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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                           ---------------------------

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): August 11, 2003

                           ---------------------------

                                GATX Corporation
             (Exact Name of Registrant as Specified in its Charter)

           New York                       1-2328                 36-1124040
(State or other jurisdiction of       (Commission File          (IRS Employer
        incorporation)                     Number)           Identification No.)

               500 West Monroe Street
                  Chicago, Illinois                          60661-3676
      (Address of principal executive offices)               (Zip Code)


        Registrant's telephone number, including area code (312) 621-6200

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ITEM 5.  OTHER EVENTS.

On July 29, 2003, GATX Corporation held a public conference call in connection with its earnings release in which it reported second quarter 2003 results of operations. A copy of the transcript is attached as Exhibit 99a to this Form 8-K.


                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                                GATX CORPORATION
                                       -----------------------------------
                                                  (Registrant)

                                                /s/ Brian Kenney
                                       -----------------------------------
                                                Brian A. Kenney
                                           Senior Vice President and
                                            Chief Financial Officer
                                           (Duly Authorized Officer)

Date:  August 11, 2003


                                INDEX TO EXHIBITS

Exhibit No.                                                 Method of Filing
-----------                                                 ----------------
99a            GATX Corporation transcript of               Filed Electronically
               conference call reporting second
               quarter 2003 results, dated July 29, 2003